SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2023
Notable Labs Inc [Member]
Restructuring Cost and Reserve [Line Items]
SUBSEQUENT EVENTS

NOTE 13 – SUBSEQUENT EVENTS

The Company has evaluated all events occurring through November 29, 2023, the date on which the condensed consolidated financial statements were available for issuance, during which time, nothing has occurred outside the normal course of business operations that would require disclosure.

On October 16, 2023, Notable Labs, Ltd., formerly known as “Vascular Biogenics Ltd.” (the “Company” or “VBL”), completed its business combination with Notable Labs, Inc. (“Notable”) and Vibrant Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”) in accordance with the terms of the Agreement and Plan of Merger, dated as of February 22, 2023 (the “Merger Agreement”), by and among the Company, Notable and Merger Sub. Pursuant to the Merger Agreement, Merger Sub merged with and into Notable, with Notable surviving as a wholly owned subsidiary of the Company (the “Merger”). Also on October 16, 2023, in connection with, and prior to completion of, the Merger, the Company effected a 1-for-35 reverse share split (the “Reverse Share Split”) of its ordinary shares, of a nominal value of NIS 0.35 each (“Ordinary Shares”). The Company also changed its name to “Notable Labs, Ltd.” (the “Name Change”). Following the completion of the Merger, the business of Notable became the business conducted by the Company, which is a clinical-stage platform therapeutics company developing predictive precision medicines for patients with cancer. Unless otherwise noted, all references to share amounts in this Current Report on Form 8-K reflect the Reverse Share Split.

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”) each share of Notable’s common stock, par value $0.001 per share, (“Notable Common Stock”), outstanding immediately prior to the Effective Time was converted into the right to receive approximately 0.0629 Ordinary Shares, reflecting adjustment to account for the effect of the Reverse Share Split, and also reflecting adjustment based on the Company Net Cash (as defined in the Merger Agreement) relative to Target Net Cash immediately prior to the closing of the Merger, and other adjustments.

Prior to the Closing, certain existing stockholders of Notable purchased an aggregate of approximately $10.3 million of Notable’s Series D-1 preferred shares and Series D-2 preferred shares. Prior to the Closing the Series D-1 preferred shares and Series D-2 preferred shares converted into Notable Common Stock, which were then converted into a right to receive Ordinary Shares at the Effective Time.

Immediately following the Reverse Share Split, at the Effective Time there were approximately 8,936,448 Ordinary Shares outstanding, of which the existing VBL shareholders owned approximately 2,218,299 outstanding Ordinary Shares and the former Notable shareholders owned approximately 6,718,149 outstanding Ordinary Shares. On a fully-diluted basis, the former Notable shareholders beneficially own approximately 75.2% of the VBL Ordinary Shares. The officers and directors of Notable prior to the Closing and certain Notable stockholders are subject to lock-up agreements. Pursuant to the lock-up agreements, the parties have agreed, except in limited circumstances, not to offer, pledge, sell or otherwise transfer or dispose of, directly or indirectly, or engage in swap or similar transactions with respect to the Ordinary Shares, or securities exchangeable for Ordinary Shares, for a period of 60 days following the Closing.

In addition, effective upon the Closing, the holders of unexercised Notable stock options and warrants immediately prior to the Closing were issued replacement stock options and warrants to purchase an aggregate of 255,646 Ordinary Shares.